UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 19, 2016

SMARTFINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919
(Address of Principal Executive Offices)		(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code) N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting. On May 19, 2016, SmartFinancial, Inc. (the “Company”) held its annual meeting of shareholders.

(b) Election of Directors. Shareholders elected the following nominees as directors, constituting the entire board of directors, by the votes indicated below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Victor L. Barrett	2,744,725	0	3,688	1,250,630
Monique P. Berke	2,740,411	0	8,002	1,250,630
William (“Billy”) Y. Carroll, Jr.	2,743,696	0	4,717	1,250,630
William (“Bill”) Y. Carroll, Sr.	2,743,696	0	4,717	1,250,630
Frank S. McDonald	2,739,882	0	8,531	1,250,630
Ted C. Miller	2,744,725	0	3,688	1,250,630
David A. Ogle	2,744,725	0	3,688	1,250,630
Doyce G. Payne, M.D.	2,746,225	0	2,188	1,250,630
Wesley M. (“Miller”) Welborn	2,744,725	0	3,688	1,250,630
Keith E. Whaley, O.D.	2,744,725	0	3,688	1,250,630
Geoffrey A. Wolpert	2,744,725	0	3,688	1,250,630

At the annual meeting, shareholders also voted on the following matters:

Approval of the Amended and Restated Bylaws. Shareholders did not approve the amended and restated bylaws by the votes indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,683,729	63,292	1,392	1,250,630

Ratification of Independent Registered Public Accounting Firm. Shareholders approved the non-binding proposal to ratify the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,997,362	158	1,523	0

Shareholder Advisory Vote on Executive Compensation. Shareholders approved on a non-binding basis the Company’s executive compensation, as described in the proxy statement, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,733,651	7,884	6,878	1,250,630

Item 8.01	Other Events

The Company used the presentation materials furnished herewith at the annual meeting of shareholders, held on May 19, 2016. A copy of such materials is included as Exhibit 99.1 to this Current Report on Form 8-K. The Company does not undertake to update these materials after the date of this Report, nor will this Report be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.1).

The information set forth in this Item 8.01 (including the information in Exhibit 99.1 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements & Exhibits

99.1	2016 Annual Meeting Presentation to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: May 24, 2016

	By:	/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr. President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	2016 Annual Meeting Presentation to Shareholders

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